Exhibit 99.2

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Pro Forma Consolidated Balance Sheet

June 30, 2005

(unaudited, in thousands, except par value amounts)

		Galileo		Use of
	Historical (A)	Transactions (B)		Proceeds (C)		Pro Forma
ASSETS
Real estate:
Land	$891,505	$(182,049	)(B1)	$—		$709,456
Building and improvements	3,229,987	(658,399	)(B1)	—		2,571,588
Accumulated depreciation and amortization	(452,924)	98,957	(B1)	—		(353,967)
Net real estate	3,668,568	(741,491)		—		2,927,077
Real estate held for sale	24,178	—		—		24,178
Cash and cash equivalents	8,361	753,009	(B2)	(753,009	)(C)	8,361
Restricted cash	18,671	—		—		18,671
Marketable securities	3,759	—		—		3,759
Receivables:				—
Trade, net of allowance for doubtful accounts of $25,610	27,750	—		—		27,750
Deferred rent, net of allowance of $2,907	35,415	(6,304	)(B1)	—		29,111
Other, net	18,593	—		—		18,593
Mortgages and notes receivable	854	—		—		854
Prepaid expenses and deferred charges	53,457	(4,961	)(B1)	—		48,496
Investments in/advances to unconsolidated ventures	39,306	47,653	(B3)	—		86,959
Intangible assets	36,635	20,431	(B4)	—		57,066
Other assets	15,355	—		—		15,355
Total assets	$3,950,902	$68,337		$(753,009)		$3,266,230

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages payable, including unamortized premium of $19,816	$558,382	$(100,441)		$—		$457,941
Notes payable, net of unamortized discount of $4,361	971,137	—		—		971,137
Credit facilities	535,000	—		(436,354	)(C1)	98,646
Capital leases	28,061	—		—		28,061
Dividends payable	47,919	—		—		47,919
Other liabilities	121,748	(1,364	)(B5)	—		120,384
Tenant security deposits	12,014	(1,843	)(B5)	—		10,171
Total liabilities	2,274,261	(103,648)		(436,354)		1,734,259

Minority interest in consolidated partnership and joint ventures	45,017	—		(6,194	)(C2)	38,823

Commitments and contingencies	—	—		—		—
Stockholders’ equity:
Preferred stock, $.01 par value, 25,000 shares authorized; Series D: 1,500 depositary shares, each representing 1/10 of one share of Series D Cumulative Voting Step-Up Premium Rate Preferred, 150 shares outstanding at June 30, 2005; Series E: 8,000 depositary shares, each representing 1/10 of one share of 7.625% Series E Cumulative Redeemable Preferred, 800 shares outstanding at June 30, 2005	10	—		—		10
Common stock, $.01 par value, 250,000 shares authorized; 103,487 shares issued and outstanding at June 30, 2005	1,034	—		—		1,034
Additional paid-in capital	2,016,875	—		—		2,016,875
Accumulated other comprehensive loss	(7,752)	—		—		(7,752)
Accumulated distribution in excess of net income	(378,543)	171,985	(B6)	(310,461	)(C2)	(517,019)
Total stockholders’ equity	1,631,624	171,985		(310,461)		1,493,148
Total liabilities and stockholders’ equity	$3,950,902	$68,337		$(753,009)		$3,266,230

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2005

(unaudited, in thousands, except per share amounts)

		Galileo Transactions			Other	Other	Pro
	Historical (a)	Properties Sold (b)	Other (c)		Acquisitions (d)	Dispositions (e)	Forma
Revenues:
Rental income	$202,188	$(38,819)	$—		$14,454	$—	$177,823
Percentage rents	4,242	(623)	—		161	—	3,780
Expense reimbursements	55,221	(10,849)	—		2,923	—	47,295
Fee income	—	—	2,751	(c1)	—	—	2,751
Total revenues	261,651	(50,291)	2,751		17,538	—	231,649

Operating Expenses:
Operating costs	43,917	(7,901)	724	(c2)	2,250	—	38,990
Real estate taxes	35,044	(5,766)	—		2,645	—	31,923
Depreciation and amortization	49,908	(9,666)	550	(c3)	5,557	—	46,349
Provision for doubtful accounts	5,033	(752)	—		177	—	4,458
General and administrative	9,977	(14)	1,649	(c4)	(609)	—	11,003
Total operating expenses	143,879	(24,099)	2,923		10,020	—	132,723

Income before real estate sales, impairment of real estate, minority interest and other income and expenses	117,772	(26,192)	(172)		7,518	—	98,926

Other income and expenses:
Interest, dividend and other income	4,662	(101)	—		25	—	4,586
Equity in income of unconsolidated ventures	1,131	843	(308	)(c5)	—	—	1,666
Interest expense	(55,509)	3,765	3,911	(c6)	(2,129)	—	(49,962)
Gain on sale of real estate	—	—	—		—	—	—
Impairment of real estate	—	—	—		—	—	—
Minority interest in income of consolidated partnership and joint ventures	(1,416)	—	—		—	—	(1,416)
Income from continuing operations	$66,640	$(21,685)	$3,431		$5,414	$—	$53,800

Preferred dividends	(10,938)						(10,938)
Net income available to common stock – basic	55,702						42,862
Minority interest in income of consolidated partnership	533						533
Net income available to common stock – diluted	$56,235						$43,395

Basic earnings per common share	$0.54						$0.42
Diluted earnings per common share:	$0.53						$0.41

Average shares outstanding – basic	103,002						103,002
Average shares outstanding – diluted	106,404						106,404

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(unaudited, in thousands, except per share amounts)

		Galileo Transactions			Other	Other	Pro
	Historical (a)	Properties Sold (b)	Other (c)		Acquisitions (d)	Dispositions (e)	Forma
Revenues:
Rental income	$389,510	$(75,324)	$—		$20,352	$(1,774)	$332,764
Percentage rents	6,613	(936)	—		8	(64)	5,621
Expense reimbursements	99,414	(17,991)	—		4,417	(468)	85,372
Fee income	—	—	5,503	(c1)	—	—	5,503
Total revenues	495,537	(94,251)	5,503		24,777	(2,306)	429,260

Operating Expenses:
Operating costs	86,257	(15,344)	1,447	(c2)	3,127	(610)	74,877
Real estate taxes	61,842	(10,839)	—		3,833	(96)	54,740
Depreciation and amortization	89,394	(18,389)	1,100	(c3)	7,180	(387)	78,898
Provision for doubtful accounts	10,104	(1,167)	—		166	(3)	9,100
General and administrative	19,394	(19)	3,299	(c4)	(682)	62	22,054
Total operating expenses	266,991	(45,758)	5,846		13,624	(1,034)	239,669

Income before real estate sales, impairment of real estate, minority interest and other income and expenses	228,546	(48,493)	(343)		11,153	(1,272)	189,591

Other income and expenses:
Interest, dividend and other income	8,329	(67)	—		44	—	8,306
Equity in income of unconsolidated ventures	1,513	1,685	(617	)(c5)	—	—	2,581
Interest expense	(106,054)	8,848	4,108	(c6)	(5,954)	—	(99,052)
Gain on sale of real estate	1,217	—	—		—	—	1,217
Impairment of real estate	(43)	—	—		—	—	(43)
Minority interest in income of consolidated partnership and joint ventures	(853)	—	—		—	—	(853)
Income from continuing operations	$132,655	$(38,027)	$3,148		$5,243	$(1,272)	$101,747

Preferred dividends	(21,470)						(21,470)
Net income available to common stock – basic	111,185						80,277
Minority interest in income of consolidated partnership	796						796
Net income available to common stock – diluted	$111,981						$81,073

Basic earnings per common share:	$1.10						$0.79
Diluted earnings per common share:	$1.08						$0.77

Average shares outstanding – basic	100,894						102,182 (f)
Average shares outstanding – diluted	103,345						104,633 (f)

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Notes to Pro Forma Consolidated Financial Statements

Note 1:         Presentation

On August 10, 2005, New Plan Excel Realty Trust, Inc. together with its subsidiaries (the “Company”) completed the sale and contribution of 69 community and neighborhood shopping centers (the “Properties”) to Galileo America LLC (the “US Partnership”), pursuant to the Contribution and Sale Agreement, dated as of July 19, 2005, by and among the Company, certain of its subsidiaries, the US Partnership and Galileo America, Inc. (the “Contribution Agreement”).  The US Partnership acquired the Properties for approximately $968.0 million of total consideration, comprised of approximately $928.2 million in cash and approximately $39.8 million of equity in the US Partnership.  The Company has the right to receive up to an additional $12.0 million in cash based upon the performance of the Properties during the 18-month period following the closing of the transaction.  This contingent consideration is not reflected in the accompanying pro forma financial statements and such amounts will be recognized as additional gain by the Company to the extent received.  As part of this transaction, the Company repaid approximately $100.4 million of indebtedness secured by the properties sold to the US Partnership.

A series of related transactions occurred simultaneously with the closing under the Contribution Agreement, including (i) the redemption by the US Partnership of an existing interest in the US Partnership held by CBL & Associates Properties, Inc. (“CBL”) for two properties currently owned by the US Partnership, (ii) the purchase by the Company of an asset management fee stream from the US Partnership for $18.5 million and (iii) the acquisition by the Company of the property management rights of CBL with respect to the US Partnership for $22.0 million (plus an agreement to purchase additional property management rights in 2008 for $7.0 million).  At the closing of the Contribution Agreement and the completion of the related transactions, the Company owned an approximate 5% interest in the US Partnership.  (The foregoing transactions are collectively referred to herein as the “Galileo Transactions”.)

Net proceeds to the Company from the transactions, including adjustments for the Company’s equity interest in the US Partnership, the repayment of approximately $100.4 million of secured indebtedness of the Properties, the acquisitions of the asset management fee stream and property management rights and transaction costs, were approximately $753.0 million.  A portion of the net proceeds were initially used to pay down approximately $436.4 million of additional outstanding indebtedness.  In addition, the Company will pay a special cash distribution of $3.00 per share of common stock, aggregating approximately $310.5 million, on September 27, 2005 to shareholders of record on August 25, 2005.  An additional approximate $6.2 million will be paid to minority owners of the Company’s operating partnership.

Certain other significant capital transactions were completed during the fiscal year ended 2004 and the six month period ended June 30, 2005 including (i) the acquisition by the Company of 14 shopping centers, a vacant building with 2.5 acres of land, 11 acres of unimproved land, the remaining 90% interests in two shopping centers in which the Company owned the other 10% interests, and the remaining 50% interests in two shopping centers in which the Company owned the other 50% interests (collectively, the “Acquisitions”), (ii) the disposition by the Company of four properties and two land parcels (the “Other Dispositions”) and (iii) other adjustments, including the public offering of 2,000,000 shares of common stock of the Company (the “Stock Offering”) completed on August 23, 2004 and the offering of $150.0 million aggregate principal amount of unsecured, 7-year fixed rate notes with a coupon of 4.50% (the “Debt Offering”).  These capital transactions are significant to the understanding of the Company’s current financial position and operations.

The preceding Pro Forma Consolidated Balance Sheet as of June 30, 2005 presents the historical amounts for the Company, adjusted for the effects of the Galileo Transactions, as if such transactions took place on June 30, 2005.

The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the Galileo Transactions actually occurred on June 30, 2005, nor does it purport to represent the future financial position of the Company.

The preceding Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005 and the year ended December 31, 2004 present the historical amounts for the Company, adjusted for the effects of the (i) Galileo Transactions, (ii) Acquisitions, (iii) Other Dispositions, (iv) Stock Offering and (v) Debt Offering, as if such transactions had occurred at the beginning of each period.

The Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005 and the year ended December 31, 2004 are unaudited and are not necessarily indicative of what the actual financial position of the Company would have been had the i) Galileo Transactions, (ii) Acquisitions, (iii) Other Dispositions, (iv) Stock Offering and (v) Debt Offering actually occurred at the beginning of each period, nor does it purport to represent the future financial position of the Company.

Note 2:         Pro Forma Consolidated Balance Sheet Notes and Management Assumptions

(A)                            Reflects the consolidated historical balance sheet of the Company as of June 30, 2005, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(B)                              Represents adjustments to reflect the Galileo Transactions as follows:

(B1)                       Represents the sale of assets and the related accumulated deprecation.

(B2)                       Represents net cash received by the Company from the Galileo Transactions, after adjustments for the Company’s equity interest in the US Partnership, the acquisition of the asset management fee stream and property management rights, the settlement of certain liabilities and debt (including indebtedness secured by the properties transferred) and transaction costs.

(B3)                       Represents the carrying value of the Company’s retained interest in the properties sold to the US Partnership of approximately $29.2 million, plus $18.5 million for amounts paid for equity rights representing an asset management fee stream.

(B4)                       Represents approximately $22.0 million, paid by the Company to acquire the property management rights of CBL with respect to the US Partnership, net of certain in-place lease intangibles relating to the Properties.

(B5)                       Represents the settlement of certain liabilities, including accrued real estate taxes and tenant security deposits, relating to the Properties, paid at closing.

(B6)                       Represents adjustments to reflect the following: (i) gain on sale of 95% of the ownership interest the Properties of approximately $186.1 million; and (ii) loss on early extinguishment of debt of approximately $(14.1) million, consisting of prepayment penalties and the write-off of unamortized debt issuance costs.

(C)                                Represents use of proceeds as follows:

(C1)                       Represents the application of a portion of the net proceeds to repay amounts outstanding under the Company’s credit facilities.

(C2)                       Represents amounts to be distributed to minority owners of the Company’s operating partnership, Excel Realty Partners, L.P., in connection with the special cash distribution described in note C3 below.

(C3)                       Represents the use of a portion of the net proceeds from the Galileo Transactions to fund a special cash distribution of $3.00 per share of common stock, aggregating approximately $310.5 million.

Note 3:         Pro Forma Consolidated Statements of Operations Notes and Management Assumptions

(a)                                Reflects the consolidated results of operations of the Company for the six months ended June 30, 2005 and the year ended December 31, 2004, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, respectively.

(b)                               Reflects the revenues and expenses of the Properties sold and contributed by the Company in connection with the Galileo Transactions for the six months ended June 30, 2005 and the year ended December 31, 2004.  Also included in this column is interest expense associated with indebtedness secured by the Properties that was repaid concurrently with the transactions.  Prepayment penalties and the write-off of related unamortized debt issuance costs are excluded as such items are considered non-recurring.

(c)                                Represents additional adjustments made in connection with the Galileo Transactions as follows:

(c1)                         Represents increased fee income from the property management rights acquired in connection with the Galileo Transactions as follows (dollars in thousands):

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2004
Property management fee income	$2,671	$5,343
Technology fee income	80	160
Total fee income	$2,751	$5,503

(c2)                              Represents increased expense associated with the additional resources necessary to manage the Properties in accordance with the purchased management rights.

(c3)                              Represents increased expense associated with the amortization of amounts paid to acquire property management rights, which amounts were recorded as Intangible assets in the Pro Forma Consolidated Balance Sheet as of June 30, 2005, as follows (dollars in thousands):

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2004
Property Management Contract
Amount paid to acquire contract	$22,000	$22,000
Years of service to be provided	20	20
Amortization expense	$550	$1,100

(c4)                         Represents expenses previously billed to the Properties and reflected as management fee income, an offset to General and administrative expenses.  This income will now be classified as Fee income in the Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005 and the year ended December 31, 2004, and will increase General and administrative  expenses.

(c5)                          Represents increased expense associated with the amortization of amounts paid to acquire the asset management fee stream, which amounts were recorded as Investment in unconsolidated joint ventures in the Pro Forma Consolidated Balance Sheet as of June 30, 2005, as follows (dollars in thousands):

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2004
Asset Management Contract
Amount paid to acquire contract	$18,500	$18,500
Years of service to be provided	30	30
Amortization expense	$308	$617

(c6)                              Represents the elimination of interest expense on the portion of the Company’s revolving credit facility that was repaid with proceeds from the Galileo Transactions.

(d)                               Reflects the incremental revenues and expenses for the Acquisitions for the six months ended June 30, 2005 and the year ended December 31, 2004, as well as the additional interest expense as a result of the Debt Offering.

(e)                                Reflects the revenues and expenses of the Other Dispositions.  This adjustment is not reflected in the Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005 as these properties were classified as discontinued operations during that period and historical numbers already reflect the reclassification of revenues and expenses to results of discontinued operations.

(f)                                  The following is a reconciliation of the historical basic and diluted weighted average common shares outstanding to the pro forma basic and diluted weighted average common shares outstanding (share numbers in thousands):

Year Ended
December 31, 2004
Basic:
Historical basic weighted average common shares outstanding	100,894
Effect of pro forma adjustment for shares issued in Stock Offering	1,288
Pro forma basic weighted average common shares outstanding	102,182

Diluted:
Historical diluted weighted average common shares outstanding	103,345
Effect of pro forma adjustment for shares issued in Stock Offering	1,288
Pro forma diluted weighted average common shares outstanding	104,633